BlackRock World Income Fund, Inc.
(the “Fund”)

Supplement dated October 18, 2011
to the Statement of Additional Information dated April 29, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements-Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Scott Thiel and Yoni Saposh are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended December 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Thiel[1]	2	30	43	0	1	6
	$329.01 Million	$4.83 Billion	$17.76 Billion	$0	$130.7 Million	$1.1 Billion
Yoni Saposh	1	42	76	0	1	9
	$281.5 Million	$6.96 Billion	$25.2 Billion	$0	$122.4 Million	$1.5 Billion

1   The information provided for Mr. Thiel is as of September 30, 2011.

The section entitled “Management and Advisory Arrangements-Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of December 31, 2010, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Scott Thiel[1]	None
Yoni Saposh	None

1 The information provided for Mr. Thiel is as of September 30, 2011.

Shareholders should retain this Supplement for future reference.

Code# SAI-WI-1011SUP